SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                       Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 11, 2000 (May 5, 2000)
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Commission file number            1-12917
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                         WELLSFORD REAL PROPERTIES, INC.
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             (Exact name of registrant as specified in its charter)


           Maryland                                   13-3926898
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  (State or other jurisdiction               (IRS Employer Identification No.)
of incorporation or organization)


                     535 Madison Avenue, New York, NY 10022
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                    (Address of principal executive offices)
                                   (Zip Code)


                                 (212) 838-3400
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEMS 1. - 4.     NOT APPLICABLE.

ITEM 5.           OTHER EVENTS.

                  On  May  5,  2000,  the  Company  privately  placed  with  ERP
                  Operating Limited Partnership ("ERPOLP"), the operating partnership of Equity Residential Properties Trust (NYSE:
                  EQR), a real estate investment trust, (the "Private Placement") 1,000,000 8.25% Convertible Trust Preferred Securities (liquidation amount $25 per security) representing undivided beneficial interests in the assets of WRP Convertible Trust I, a Delaware statutory business trust ("WRP Trust I"), with an aggregate liquidation amount of $25,000,000 (the "Preferred Securities"). The Preferred Securities were issued by WRP Trust I, a newly formed consolidated subsidiary of the Company, concurrently with the related issuance and sale to WRP Trust I of the Company's 8.25% Convertible Junior Subordinated Debentures in the aggregate principal amount of $25,775,000 (the "Convertible Debentures").

                  The Company sponsored the formation of WRP Trust I, pursuant to the Declaration of Trust, dated as of May 5, 2000 (the "Declaration"), by the Trustees (as defined therein), the Company, as sponsor, and ERPOLP. A Certificate of Trust for WRP Trust I was filed in the State of Delaware on May 5, 2000.

                  The Preferred Securities were offered and sold pursuant to the Declaration and the Preferred Securities Purchase Agreement, dated as of May 5, 2000 (the "Purchase Agreement"), among the Company, WRP Trust I, as issuer, and ERPOLP. Pursuant to the Declaration, the proceeds obtained from the Private Placement, together with the proceeds obtained from the issuance and sale by WRP Trust I to the Company of 31,000 8.25% Convertible Trust Common Securities (liquidation amount $25 per security), pursuant to a Subscription Agreement, dated as of May 5, 2000, representing undivided beneficial interests in the assets of WRP Trust I with an aggregate liquidation amount of $775,000 (the "Common Securities" and together with the Preferred Securities, the "Securities"), were used to purchase from the Company $25,775,000 aggregate principal amount of Convertible Debentures which were issued under an Indenture, dated as of May 5, 2000, between the Company and Wilmington Trust Company, as trustee (the "Indenture"). The Convertible Debentures are the sole assets of WRP Trust I and will mature on May 4, 2022 (the "Maturity Date").

                  The proceeds from the sale of the Convertible Debentures will be applied to the Company's general corporate purposes.

                  Distributions and amounts payable upon liquidation or redemption and otherwise, with respect to the Securities are guaranteed by the Company pursuant to the Preferred Securities Guarantee Agreement, (the "Preferred Securities Guarantee") and the Common Securities Guarantee Agreement, both dated as of May 5, 2000, (the "Common Securities Guarantee" and
                  together with the Preferred Securities Guarantee the "Guarantees"). Pursuant to the Guarantees, the Company has agreed, in the event of any distribution of Convertible Debentures to the holders of Securities in an amount that is less than the aggregate principal amount of Convertible Debentures that such holder is entitled to receive, then the Company shall issue additional Convertible Debentures, so that the holder receives the aggregate amount of Convertible Debentures to which he is entitled.

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                  Interest  and   distributions   payable  on  each  Convertible
                  Debenture  and on each  Security are fixed at a rate per annum
                  of  8.25%  of  the  stated   liquidation  amount  of  $25  per
                  Convertible Debenture or Security, as the case may be ($2.2625 per annum or $0.515625 per quarter) from and including May 5, 2000 to and including May 4, 2022. Interest and distributions on the Convertible Debentures and Securities are cumulative and are required to be paid quarterly in arrears on the fifteenth day of July, October, January and April of each year, commencing on July 17, 2000. For any twelve quarterly
                  interest   periods   during   the  term  of  the   Convertible
                  Debentures, and whether or not the Company has available cash to pay interest, the Company shall have the right to pay the interest due on the Convertible Debentures by the issuance of
                  additional   Convertible   Debentures.   If  interest  on  the
                  Convertible  Debentures  is paid by the issuance of additional
                  Convertible   Debentures,   WRP  Trust  I  shall  satisfy  its
                  obligation to pay distributions on the Securities by issuing an equivalent amount of additional Securities. If principal and interest are not paid on the Convertible Debentures, no amounts will be paid on the Securities.

                  The Indenture provides, subject to certain exceptions, that upon an event of default under the Indenture or under the Preferred Securities Guarantee, the Company will be prohibited from (x) declaring or paying dividends or making other distributions on, or redeeming, purchasing or making liquidation payments with respect to, its capital stock and
                  (y) paying interest, principal or premium on, or repaying, repurchasing, or redeeming any of the Company's debt securities ranking pari passu with or junior to the Convertible Debentures or making any guarantee payments with respect to any guarantee by the Company of the debt securities or any of the Company's subsidiaries if such guarantee ranks pari passu with or junior in interest to the Convertible Debentures.

                  Under the Indenture, the Company may redeem the Convertible Debentures in whole or in part (pro rata among the holders) on or after May 30, 2002 at a price equal to 100% of the principal amount of the Convertible Debentures plus accrued and unpaid interest to the redemption date. Upon the repayment of the Convertible Debentures the proceeds thereof will be applied to redeem an equivalent amount of Securities; provided, however, that no partial redemption of the Convertible Preferred Securities may be effected if after giving effect thereto the aggregate liquidation amount of the Convertible Preferred Securities is less than $10,000,000.

                  Upon the occurrence of a Securities Event of Default, as hereinafter defined, or on or after May 30, 2012, whichever comes first, any holder of Securities may, at its option cause the WRP Trust I to redeem all Securities held by such holder. A Securities Event of Default means (i) the non-payment of any distribution either in cash or by the issuance of additional Securities for any three quarterly distribution periods or
                  (ii) the failure to comply with any material term, condition or obligation or failure to provide any material right under the Securities. Notwithstanding the foregoing, provided a Securities Event of Default has not occurred, then the date during which a redemption is not permitted may be extended for two separate additional five year periods beyond May 30, 2012 if the interest rate on the Securities is changed to the then market rate for preferred stock comparable to the Preferred Securities. If the Securities are so redeemed, then the Company will be required to redeem an equal amount of Convertible Debentures, the proceeds of which would be applied to redeem the Securities.

                                       3
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                  Pursuant to the Declaration, at any time prior to the Maturity
                  Date (or,  in the case of  Securities  called for  redemption,
                  prior  to  the  redemption   date),  the  Securities  will  be
                  convertible into shares of common stock, $.01 par value per share, of the Company (the "Common Shares"), pursuant to the direction of the holder of the Securities to the conversion agent to exchange such Securities for a portion of the Convertible Debentures theretofore held by WRP Trust I on the basis of one Security per $25 principal amount of Convertible Debentures and immediately convert such amount of Convertible Debentures into Common Shares at an initial rate of 2.2474
                  Common  Shares  per  $25  principal   amount  of   Convertible
                  Debentures (which is equivalent to a conversion price of $11.124 per Common Share), subject to certain adjustments.

                  The Preferred Securities rank pari passu and payment thereon shall be made pro rata with the Common Securities except that, where an event of default under the Declaration occurs and is continuing, the rights of holders of the Common Securities to payment in respect of distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the holders of the Preferred Securities.

                  In connection with the Private Placement, on May 5, 2000, the Registrant and ERPOLP also executed the Amendment to Registration Rights Agreement pursuant to which the Investors are entitled to certain registration rights with respect to the Common Shares which are issuable upon conversion of the Securities and/or the Convertible Debentures.

                  In connection with the transactions described herein the Company and ERPOLP have exchanged the 339,806 shares of Class A Common Stock of the Company held by ERPOLP for an equal number of the Company's Class A-1 Common Stock issued pursuant to the Articles Supplementary with respect to the Company's Class A-1 Common Stock, which were filed with the State of Maryland on May 5, 2000. The terms and conditions of the Class A-1 Common Stock are substantially similar to those of the Class A Common Stock. As was the case with the Class A Common Stock, each share of Class A-1 Common Stock is convertible into one Common Share. The Class A-1 Common Stock differs from the Class A Common Stock primarily in that the Class A-1 Common Stock takes into account the issuance of the Preferred Securities and Convertible Debentures.

                  The Securities, Convertible Debentures and shares of Class A-1 Common Stock were issued pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "Act") pursuant to Section 4(2) thereof, and may not be offered or sold in the United States without registration under, or an applicable exemption from the registration requirements of the Act and applicable state securities laws.

                  In addition, the Company and ERPOLP have agreed to terminate the obligations set forth in the Common Stock and Preferred Stock Purchase Agreement dated as of May 30, 1997 entered into by them, pursuant to which ERPOLP agreed to acquire $25,000,000 of the Company's Series A Convertible Redeemable Preferred Stock (the "Preferred Stock") and the Company agreed to sell ERPOLP the Preferred Stock.

ITEM 6.           NOT APPLICABLE.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
                  (a)      Financial Statements.

                           None.

                  (b)      Pro forma Financial Information.

                           None.

                  (c)      Exhibits.

                           The following exhibits are filed with this Form 8-K:

           EXHIBIT NO.   EXHIBIT
           -----------   -------

             10.89 Certificate of Trust of WRP Convertible Trust I, as filed with the Secretary of State of the State of Delaware on May 5, 2000;
             10.90 Declaration of Trust of WRP Convertible Trust I, dated as of May 5, 2000, by and among Rodney F. Du Bois and James J. Burns as Regular Trustees, Wilmington Trust Company as both Delaware Trustee and Institutional Trustee and Wellsford Real Properties, Inc., as Sponsor;
             10.91 Indenture for 8.25% Convertible Junior Subordinated Debentures, dated as of May 5, 2000, by and between Wellsford Real Properties, Inc. and Wilmington Trust Company, as Trustee;
             10.92 Preferred Securities Purchase Agreement, dated as of May 5, 2000, by and among Wellsford Real Properties, Inc., WRP Convertible Trust I and ERP Operating Limited Partnership;
             10.93 Preferred Securities Guarantee, dated as of May 5, 2000, by and between Wellsford Real Properties, Inc. and Wilmington Trust Company, as Trustee;
             10.94 Common Securities Guarantee, dated as of May 5, 2000, by Wellsford Real Properties, Inc.;
             10.95 Amendment to Registration Rights Agreement, dated as of May 5, 2000, by and between Wellsford Real Properties, Inc. and ERP Operating Limited Partnership;
             10.96 Articles Supplementary reclassifying and designating 350,000 shares of unissued Common Stock as Class A-1 Common Stock, dated as of May 5, 2000; and
              99.1 Press release dated May 9, 2000, of Wellsford Real Properties, Inc.

ITEMS 8 - 9.      NOT APPLICABLE.

                                       5
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         WELLSFORD REAL PROPERTIES, INC.

                                    By: /s/Edward Lowenthal
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                                        Edward Lowenthal
                                        President


Dated: May 11, 2000

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